Prospectus Supplement — August 24, 2011

Ameriprise Certificates (April 27, 2011)	S-6000 AG

For Ameriprise Market Strategy and Ameriprise Stock Market Certificates:

Effective for sales on or after August 24, 2011, and for initial terms beginning on or after August 31, 2011, your initial maximum return will be within the range of 1% to 2%, and your minimum guaranteed interest rate on partial participation will be within the range of 0% to 1%.

If you have received a special promotional rate for your first term of the Ameriprise Stock Market Certificate, then your maximum return for your first term will be within the range of 2% and 3%.

S-6000 - 15 A (8/11)